UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2015

REDWOOD TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-13759	68-0329422
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Belvedere Place

Suite 300

Mill Valley, California 94941

(Address of principal executive offices and Zip Code)

(415) 389-7373

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition;

Item 7.01.	Regulation FD Disclosure.

On May 4, 2015, Redwood Trust, Inc. issued a press release announcing its financial results for the quarter ended March 31, 2015 and The Redwood Review – 1st Quarter 2015, copies of which are attached as Exhibit 99.1 and Exhibit 99.2, respectively, to this current report on Form 8-K.

The information contained in this Item 2.02 and Item 7.01 and the attached Exhibits 99.1 and 99.2 is furnished to and not filed with the Securities and Exchange Commission, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits
Exhibit 99.1	Press Release dated May 4, 2015
Exhibit 99.2	The Redwood Review – 1st Quarter 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 4, 2015	REDWOOD TRUST, INC.

	By:	/s/ CHRISTOPHER J. ABATE

Christopher J. Abate
Chief Financial Officer

Exhibit Index

Exhibit No.	Exhibit Title

99.1	Press Release dated May 4, 2015

99.2	The Redwood Review – 1st Quarter 2015